UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2010

O’REILLY AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	44-0618012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 4, 2010, O’Reilly Automotive, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 137,596,970 shares entitled to vote at such meeting, 123,388,214 shares were present at the meeting in person or by proxy. At the Annual Meeting, Lawrence P. O’Reilly, Rosalie O’Reilly-Wooten and Thomas T. Hendrickson were elected as Class II Directors of the Company, to hold office until the annual meeting of the Company’s shareholders in 2013 and until his or her successor has been duly elected and qualified. Additionally at the Annual Meeting, the shareholders voted in favor of the ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2010. The tabulation of the voting results is as follows:

(a)	The individuals listed below were elected as Class II Directors, and with respect to each such Director, the number of shares voted for, against, withheld and broker non-votes were as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Withheld	Broker Non-Votes
Lawrence P. O’Reilly	108,634,885	6,129,074	59,866	8,564,389
Rosalie O’Reilly-Wooten	108,520,285	6,250,895	52,645	8,564,389
Thomas T. Hendrickson	113,557,356	1,037,676	228,793	8,564,389

(b)	The ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2010. The number of shares voted for, against and abstained were as follows:

Number of Shares
Voted For	Voted Against	Abstained
120,988,607	2,312,272	87,335

Section 8 – Other Events

Item 8.01    Other Events

As previously reported, on May 8, 2009, Joseph C. Greene, an independent director of the Company, passed away. On May 19, 2009, the Company received a written notification from the staff at The NASDAQ Stock Market (“Nasdaq”) indicating that, as a result of Mr. Greene’s death, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1) (“Rule 5605(b)(1)”). Rule 5605(b)(1) requires that a majority of the board of directors must be comprised of Independent Directors. At that time, the Company had eight directors, only four of which qualified as independent directors. In accordance with Nasdaq Listing Rule 5605(b)(1)(A), the Company had a “cure period” of until the next annual shareholders’ meeting or May 8, 2010 to regain compliance.

On May 4, 2010, Thomas T. Hendrickson was elected as a Class II Director of the Company at the Annual Meeting. With the election of Thomas T. Hendrickson at the Annual Meeting, five of the Company’s nine Directors qualify as Independent Directors under Nasdaq requirements. On May 5, 2010, the Company received a written notification from the staff at Nasdaq confirming that the Company is in full compliance with Rule 5605(b)(1), and stating that this matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2010	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President of Finance
Chief Financial Officer
(principal financial and accounting officer)